Retirement Benefits - Summary of Retirement Benefit Expense (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Defined benefit plans:
Current service cost, net of plan participants’ contributions	$ 1,494	$ 1,500	$ 1,527
Interest expense on obligations	2,282	2,309	2,643
Interest income on plan assets	(2,087)	(2,019)	(2,358)
Other	(221)	(404)	(116)
Total	1,468	1,386	1,696
Defined contribution plans	410	429	485
Total retirement benefit expense	$ 1,878	$ 1,815	$ 2,181